J.P. MORGAN SPECIALTY FUNDS
JPMorgan Opportunistic Equity Long/Short Fund
JPMorgan Research Market Neutral Fund
(the “Funds”)
(All Share Classes)
(each, a series of JPMorgan Trust I)
Supplement dated November 1, 2021
to the Summary Prospectuses and
Prospectuses dated March 1, 2021, as supplemented
Effective immediately, the disclosures under the “Risk/Return Summaries — What are the Fund’s main investment strategies? — Investment Process” and under the “More About the Funds — Additional Information about the Funds’ Investment Strategies — Investment Process” sections of each Fund’s Summary Prospectus and Prospectus are hereby deleted in its entirety and replaced with the following:
JPMorgan Opportunistic Equity Long/Short Fund
Investment Process: J.P. Morgan Investment Management Inc. (JPMIM or the adviser) employs a process that combines research, valuation and stock selection to identify investments. Long and short positions are vetted through a disciplined research process and valuation framework which leverages the insights of the adviser’s fundamental analyst platform that actively analyzes approximately 800 stocks. The adviser buys long positions in companies with strong management teams, strong competitive positions and earnings growth rates in excess of peers. Long purchases may also be companies that the adviser believes have improving investment factors, such as business drivers (revenues, profitability, capital intensity, and capital allocation), industry structure, regulatory environment and/or legal risk. Short sales generally are characterized by companies with deteriorating incremental changes in such investment factors. The adviser may also take short positions as part of its volatility management. The adviser may sell a long position or cover a short position due to a change in the company’s fundamentals, a change in the original reason for purchase of an investment, or if the adviser no longer considers the security to be reasonably valued. Investments may also be sold or covered if the adviser identifies another investment that it believes offers a better opportunity. As part of its investment process, the adviser seeks to assess the impact of environmental, social and governance factors on the companies in which the Fund invests. The adviser’s assessment is based on a proprietary analysis of key opportunities and risks across industries to seek to identify financially material issues on the Fund’s investments in securities and ascertain key issues that merit engagement with company management. These assessments may not be conclusive and securities of companies may be purchased and retained by the Fund for reasons other than material ESG factors.
JPMorgan Research Market Neutral Fund
Investment Process: In managing the Fund, the adviser employs a three-step process that combines research, valuation and stock selection.
The research findings allow the adviser to rank the companies according to what it believes to be their relative value. The greater a company’s estimated worth compared to the current market price of its stock, the more undervalued the company. The valuation rankings are produced with the help of a variety of models that quantify the research team’s findings. As part of its investment process, the adviser seeks to assess the impact of environmental, social and governance factors on the companies in which the Fund invests. The adviser’s assessment is based on a proprietary analysis of key opportunities and risks across industries to seek to identify financially material issues on the Fund’s investments in securities and ascertain key issues that merit engagement with company management. These assessments may not be conclusive and securities of companies may be purchased and retained by the Fund for reasons other than material ESG factors.

SUP‑SPEC‑1121

The Fund buys and sells securities according to its own policies, using the research and valuation rankings as a basis. In general, the team selects securities that are identified as undervalued and considers selling them when they appear overvalued. Along with attractive valuation, the team often considers a number of other criteria:

•	catalysts that could trigger a rise in a stock’s price

•	impact on the overall risk of the portfolio relative to the benchmark

•	temporary mispricings caused by market overreactions

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE SUMMARY
PROSPECTUSES AND PROSPECTUSES FOR FUTURE REFERENCE